STERLING CAPITAL FUNDS

SUPPLEMENT DATED AUGUST 23, 2024

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides the following supplemental information, which is effective immediately, and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) dated February 1, 2024, as supplemented:

Effective as of the close of business on August 23, 2024 (the “Effective Date”), Ultimus Fund Solutions, LLC (“Ultimus”) has replaced the Bank of New York Mellon as sub-administrator and fund accountant, and BNY Mellon Investment Servicing (U.S.), Inc. as transfer agent, for each of the series (the “Funds”) of Sterling Capital Funds. This Supplement provides certain updated information relating to Ultimus, the Funds’ new sub-administrator, fund accountant and transfer agent. As of the Effective Date, the following changes are made in the SAI:

Mailing Address Update:

All references in the SAI to each of “Sterling Capital Funds, P.O. Box 534465, Pittsburgh, PA 15253-4465” and “Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762 (after February 16, 2023, please address mail to Sterling Capital Funds P.O. Box 534465, Pittsburgh, PA 15253-4465”) are hereby deleted and replaced with: “Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cinncinnati, OH 45246”.

Additional Purchase and Redemption Information Disclosure Update:

In the “Additional Purchase and Redemption Information” section on page 51 of the SAI, under the subsection “Purchase of Class A and Class C Shares”, the second paragraph is deleted in its entirety and replaced with the following:

Class C Shares of each Fund offering such Shares are sold at their NAV per share, as next computed after an order is received. However, as discussed in the Class A and Class C Prospectus, the Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the purchase price if they are redeemed prior to the first anniversary of purchase.

Additional Purchase and Redemption Information Disclosure Update:

In the “Additional Purchase and Redemption Information” section on page 56 of the SAI, under the subsection “Sales Charge Reductions and Waivers”, under the paragraph entitled “Class C Shares”, the second paragraph is deleted in its entirety and replaced with the following:

CLASS C SHARES. The CDSC is waived on redemption of Shares: (i) following the death or disability (as defined in the Code, as defined below) of a shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan; and (iii) returns of excess contributions to retirement plans. A shareholder or his or her representative should contact the transfer agent to determine whether a retirement plan qualifies for a waiver and must notify the transfer agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a “redemption” of Class C Shares for purposes of the assessment of a CDSC, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class C Shares of other Funds of Sterling Capital Funds as described under “Exchange Privilege.”

Additional Purchase and Redemption Information Disclosure Update:

In the “Additional Purchase and Redemption Information” section on page 58 of the SAI, under the subsection “Matters Affecting Redemption”, item (e) reading “(e) the redemption proceeds are being wired to bank instructions currently not on the account” is hereby deleted and replaced with the following: “(e) the redemption proceeds are being paid to new bank instructions or bank instructions added to your account within the last 15 calendar days.”

Additional Purchase and Redemption Information Disclosure Update:

In the “Additional Purchase and Redemption Information” section on page 58 of the SAI, under the subsection “Matters Affecting Redemption”, the following sentence in the “Redemption by Telephone” subsection is deleted: “Such charge is currently being waived.”

Additional Purchase and Redemption Information Disclosure Update:

In the “Additional Purchase and Redemption Information” section on page 59 of the SAI, under the subsection “Matters Affecting Redemption”, the reference in the “Redemption Online” paragraph to “symbol authentication” is deleted and replaced with a reference to “multi-factor authentication”.

Fund Management Update:

In the “Management of Sterling Capital Funds” section and the “Trustees and Officers” subsection, the penultimate paragraph on page 101 of the SAI is hereby deleted and replaced in its entirety with the following:

The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, Ultimus Fund Solutions, LLC (the “Sub-Administrator” or “Ultimus Fund Solutions”), Sterling Capital or Guardian Capital LLC receives any compensation from the Funds for acting as a Trustee.

Officer Table Update:

In the “Management of Sterling Capital Funds” section and the “Trustees and Officers” subsection, the portion of the officers table on page 102 of the SAI is hereby deleted and replaced in its entirety with the following:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti Money Laundering Officer	Indefinite, 06/18 – Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital	N/A	N/A
Zachary Richmond Birthdate: 06/80	Assistant Treasurer	Indefinite, 08/24 - Present	Vice President, Financial Administration for Ultimus Fund Solutions, LLC (2015-present)	N/A	N/A
Maggie Bull Birthdate: 12/65	Assistant Secretary	Indefinite, 08/24 –Present	Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC, August 2022 to present; Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC, January 2020 to August 2022; Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to January 2020.	N/A	N/A

Officer Positions Table Update:

In the “Management of Sterling Capital Funds” section and the “Trustees and Officers” subsection, the officer positions table on page 103 of the SAI is hereby deleted and replaced in its entirety with the following:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUNDS
Scott A. Haenni	Sterling Capital Management LLC, Chief Executive Officer
James T. Gillespie	Sterling Capital Management LLC, Managing Director
Charles A. Durham	Sterling Capital Management LLC, Executive Director and Chief Compliance Officer
Todd M. Miller	Sterling Capital Management LLC, Executive Director
Michelle A. Whalen	Sterling Capital Management LLC, Director

Officer Compensation Paragraph Update:

In the “Management of Sterling Capital Funds” section and the “Trustees and Officers” subsection, the first paragraph on page 104 of the SAI is hereby deleted and replaced in its entirety with the following:

No officers of the Funds, other than the Funds’ CCO, receive compensation directly from the Funds for performing the duties of their offices. Sterling Capital receives fees from the Funds for acting as Adviser and Administrator, Ultimus Fund Solutions receives fees from the Funds for acting as transfer agent to the Funds and providing certain fund accounting services. In addition, Ultimus Fund Solutions receives fees from the Administrator for acting as Sub-Administrator.

Administrator Update:

In the “Management of Sterling Capital Funds” section and the “Administrator” subsection, the third paragraph on page 117 of the SAI is hereby deleted and replaced in its entirety with the following:

Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee from each series of the Sterling Capital Funds that is calculated based upon each series of the Sterling Capital Funds’ average net assets as well as the average net assets of the remaining series of Sterling Capital Funds. The fee shall be calculated at an annual rate of nine and one-tenth hundredths of one percent (0.091%), applicable to the first $3.5 billion of average net assets, at an annual rate of seven-and-one-half one-hundredths of one percent (0.075%) of the next $1 billion of average net assets, at the annual rate of six one-hundredths of one percent (0.06%) of the next $1.5 billion of average net assets, and at the annual rate of four one-hundredths of one percent (0.04%) of average net assets in excess of $6 billion. The fee shall be computed daily and paid monthly. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.

Sub-Administrator Update:

In the “Management of Sterling Capital Funds” section and the “Sub-Administrator” subsection, the paragraph on page 119 of the SAI is hereby deleted and replaced in its entirety with the following:

Ultimus Fund Solutions, 225 Pictoria Dr. Suite 450, Cincinnati, OH 45246, serves as sub-administrator to the Funds pursuant to a Sub-Administration Agreement dated August 26, 2024 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator has agreed to assume many of the Administrator’s duties, for which Ultimus Fund Solutions receives a fee, paid by the Administrator, that is calculated based upon each portfolio of the Funds’ average net assets. The fee shall be calculated at the annual rate of 0.0225% applicable to the first $1 billion of average net assets, at the annual rate of 0.0205% applicable to the next $4 billion of average net assets, and at the annual rate of 0.0145% applicable to net assets in excess of $5 billion.

Transfer Agent and Fund Accounting Services Update:

In the “Management of Sterling Capital Funds” section and the “Transfer Agent and Fund Accounting Services” subsection, the paragraphs on page 123 of the SAI are hereby deleted and replaced in their entirety with the following:

Ultimus Fund Solutions, 225 Pictoria Dr. Suite 450, Cincinnati, OH 45246, serves as transfer agent to the Funds pursuant to a Master Services Agreement (the “MSA”). Ultimus Fund Solutions receives a fee based on the type of services provided to the Funds as agreed upon by the Funds and Ultimus Fund Solutions.

Ultimus Fund Solutions provides fund accounting services to the Funds pursuant to the MSA. For its services, Ultimus Fund Solutions receives a fee from a Fund calculated at the annual rate of 0.0125% applicable to the first $1 billion of average net assets, at the annual rate of 0.0100% applicable to the next $4 billion of average net assets, and at the annual rate of 0.0045% applicable to net assets in excess of $5 billion.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.